UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 28, 2012

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	000-51904	71-0682831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 328-4770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 27, 2012, the Board of Directors of Home BancShares, Inc. (the “Company”) met and approved the Amended and Restated 2006 Stock Option and Performance Incentive Plan (the “Plan”). The Plan was referred to the shareholders for their approval in the current proxy solicited for the Annual Meeting to be held on April 19, 2012. On March 28, 2012, the Board of Directors of the Company met and approved an amendment to the Plan, eliminating the “Tax Offset Payments” provision of the Plan. Once the proposal approving the Plan is adopted by the shareholders at the Annual Meeting, the amendment removing the Tax Offset Payments provision shall take effect.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2006 Stock Option and Performance Incentive Plan

SIGNATURE:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 30, 2012 (Date)	Home BancShares, Inc. (Registrant) /s/ Randy Mayor Randy Mayor Chief Financial Officer

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